HENDERSON GLOBAL FUNDS

                          HENDERSON EUROPEAN FOCUS FUND
                        HENDERSON GLOBAL TECHNOLOGY FUND
                   HENDERSON INTERNATIONAL OPPORTUNITIES FUND
                         HENDERSON INCOME ADVANTAGE FUND


                       SUPPLEMENT DATED NOVEMBER 18, 2003
                                       TO
                      PROSPECTUSES DATED NOVEMBER 27, 2002
                             AND SEPTEMBER 30, 2003


         The following is added to the section entitled "Description of Share Classes--Sales Charge Waivers":

         11. Purchases by individuals with the proceeds from shares redeemed from another fund complex within the last 30 days on which an initial or contingent deferred sales charge was paid. Certain brokers or financial advisers may not offer this program.

         The following is added to the section entitled "Description of Share Classes--Applicable Sales Charge--Class C Shares":

                  The 1.00% initial sales charge for purchases of Class C shares will be waived on purchases of Class C shares through financial intermediaries that have entered into an agreement with the Distributor that allows the waiver of the sales charge and dealer reallowance. In such cases, although the sales charge and dealer reallowance is waived, the Distributor will continue to pay sales commissions of up to 1.00% of the purchase price of Class C shares to financial intermediaries at the time of sale.

         The following supplements the section entitled "Management of the Funds--Investment Adviser and Subadviser":

                  AMP Limited ("AMP"), the ultimate parent company of the Adviser and Subadviser, announced "in principle" approvals by Australian and United Kingdom regulators of a proposed de-merger. Under the terms of the proposed de-merger, AMP will separate its business into two separate publicly traded companies: (1) HHG plc ("HHG") which will own AMP's United Kingdom business and (2) AMP, which will continue to own AMP's Australian and New Zealand businesses and an interest of approximately 15% in HHG. Shareholders of AMP will become shareholders of both AMP and HHG. After the de-merger, the Adviser and Subadviser will become an indirect subsidiary of HHG. The proposed de-merger is expected to take place by the end of 2003. Consummation of the de-merger is subject to additional regulatory approvals, approval by AMP shareholders and any other necessary approvals.